Exhibit 10.3

June 25, 2010

Repsol YPF, S.A.

Paseo de la Castellana 278-280

28046 Madrid

Spain

CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

Ladies and Gentlemen:

Ryder Scott Company, L.P. consents to the references to our firm included in Repsol YPF, S.A.’s annual report on Form 20-F for the year ended December 31, 2009 (the “Annual Report”), and to the inclusion of our reports dated March 24, 2010 as exhibits to the Annual Report.

Very truly yours,

RYDER SCOTT COMPANY, L. P.
TBPE Firm Registration No. F-1580

/s/ Herman G. Acuña, P.E.
Herman G. Acuña, P.E.
Texas P.E. License No. 92254
Managing Senior Vice President–International

RYDER SCOTT COMPANY PETROLEUM CONSULTANTS